SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):          May 5, 2003

Brooke Corporation

(Exact name of Registrant as specified in its charter)

Kansas	0-31789	48-1009756
(State or other jurisdiction of incorporation or organization)	(Commission File File Number)	(I.R.S. Employer Identification No.)

10895 Grandview Drive, Suite 250, Overland Park, Kansas 66210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 661-0123

Item 5.    Other events

On May 5, 2003, Brooke Corporation (the “Registrant”) issued a press release (hereinafter referred to as “Press Release 1”) announcing new developments.  On May 8, 2003, the Registrant issued two press releases (hereinafter referred to as “Press Release 2” and “Press Release 3” and together with “Press Release 1,” the “Press Releases”)  Press Release 1 is attached hereto and referenced as Exhibit 99.1, Press Release 2 is attached hereto and referenced as Exhibit 99.2 and Press Release 3 is attached hereto and referenced as Exhibit 99.3.

The Press Releases contain forward-looking statements as contemplated by the safe harbor provisions under securities laws.  Actual results may differ materially from the forward-looking statements as a result of various factors and risks.  The forward-looking statements are based on information available to the Registrant at the time of the Press Releases and the Registrant assumes no obligation to update any such forward-looking statements.  The statements in the Press Releases are not guarantees of future performance.  Certain risks and uncertainties associated with the business are detailed in the Registrant’s most recent Forms 10-KSB and 10-QSB, which are on file with the SEC and available through www.sec.gov.

Item 7.  Financial Statements and Exhibits

(c)           Exhibits.

                Exhibit 99.1            Press Release dated May 5, 2003

                Exhibit 99.2            Press Release dated May 8, 2003

                Exhibit 99.3            Press Release dated May 8, 2003

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

BROOKE CORPORATION

Date: May 15, 2003	By:	/s/ Robert D. Orr
Robert D. Orr
CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 5, 2003

99.2	Press Release dated May 8, 2003

99.3	Press Release dated May 8, 2003